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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form SB-2 (File No. 333-5038-D) of our report dated February 22, 1999, on our audits of the consolidated financial statements of The viaLink Company (formerly Applied Intelligence Group, Inc.). We also consent to the reference to our firm under the caption "Experts".



PricewaterhouseCoopers LLP
Oklahoma City, Oklahoma
March 26, 1999